UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025 (May 14, 2025)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Range Resources Corporation (the "Company") was held on Wednesday, May 14, 2025 at 8:00 a.m. Central Time. As of March 17, 2025, the record date for the Annual Meeting, there were 240,140,426 shares of the Company's common stock outstanding. A quorum of 226,624,793 shares of the Company's common stock was present or represented at the meeting.

The matters submitted to a vote of the Company's stockholders at the Annual Meeting were as follows:

1.
Stockholders elected each of the Company's seven nominees for director to serve a term of one year to expire at the 2026 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	205,180,963	1,857,053	260,729	19,326,048
Margaret K. Dorman	205,292,788	1,195,534	810,423	19,326,048
Charles G. Griffie	203,852,405	3,183,364	262,976	19,326,048
Christian S. Kendall	206,521,758	445,880	331,107	19,326,048
Greg G. Maxwell	206,122,212	967,735	208,798	19,326,048
Reginal W. Spiller	202,725,282	4,360,948	212,515	19,326,048
Dennis L. Degner	206,952,180	140,568	205,997	19,326,048

2.
Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures for the Company's Named Executive Officers ("say-on-pay"), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
205,001,823	1,928,993	367,929	19,326,048

3.
Stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm as of and for the fiscal year ending December 31, 2025, as set forth below:

Votes For	Votes Against	Abstentions
223,233,850	3,113,401	277,542

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ Mark S. Scucchi
Mark S. Scucchi
Executive Vice President & Chief Financial Officer

Date: May 15, 2025